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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):                APRIL 30, 2001




                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



         DELAWARE                          333-74901                  25-1824148
   (State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
   incorporation or organization)                               Identification
                                                                Number)

2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                   18929
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.        Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending April 30, 2001, payment date May 14, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending April 30, 2001, payment date May 14, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending April 30, 2001, payment date May 14, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending April 30, 2001, payment date May 14, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    DVI Receivables Corp. VIII
                                                    --------------------------
                                                              (Registrant)



Dated: May 18, 2001                               By:    /s/ Steven R. Garfinkel
                                                       ------------------------
                                                             Steven R. Garfinkel
                                                             Executive Vice
                                                             President and
                                                             Chief Financial
                                                             Officer

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